UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022

Vantage Drilling International

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	333-159299	98-1372204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Vantage Energy Services, Inc. 777 Post Oak Boulevard Suite 440
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (281) 404-4700

(Not applicable)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 11, 2022, Vantage Drilling International (the "Company") issued an earnings release announcing its financial results for the three and six months ended June 30, 2022 and its financial condition as of June 30, 2022. A copy of the earnings release was furnished with a Current Report on Form 8-K filed on August 11, 2022 (the “Original 8-K”). This Amendment No. 1 on Form 8-K/A is being filed to amend Item 2.02 of the Original 8-K, solely for the purpose of correcting certain immaterial errors in the Statement of Cash Flows for the six months ended June 30, 2022, as described below (the "Corrected Items").

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2022, the Company issued an earnings release announcing its financial results for the three and six months ended June 30, 2022 and its financial condition as of June 30, 2022 (the "Original Earnings Release"). The Corrected Items are presented in the statement below (with original reported items struck and the Corrected Items in bold type and underlined).

Vantage Drilling International (1)
Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)
		Six Months Ended June 30,
		2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)		$34,139	$(64,980)
Adjustments to reconcile net income (loss) to net cash used in operating activities
Depreciation expense		22,382	28,286
Amortization of debt financing costs		820	819
Share-based compensation expense		44	337
Deferred income tax expense		410	236
Gain on disposal of assets		(1,630)	(2,715)
Gain on EDC Sale		(60,781)	—
Changes in operating assets and liabilities:
Trade receivables, net		(58,864)	(6,888)
Materials and supplies		(1,811)	(1,481)
Prepaid expenses and other current assets	3,369	~~2,918~~	(1,440)
Other assets		(25,043)	(1,821)
Accounts payable		29,564	2,798
Other current liabilities and other long-term liabilities		17,696	5,905
Net cash used in operating activities	(39,705)	~~(40,156 )~~	(40,944)
CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property and equipment	(7,736)	~~(7,285 )~~	(2,711)
Net proceeds from EDC Sale		200,000	—
Net proceeds from sale of assets		3,100	—
Net proceeds from sale of Titanium Explorer		—	13,557
Net cash provided by investing activities	195,364	~~195,815~~	10,846
CASH FLOWS FROM FINANCING ACTIVITIES
Net cash provided by financing activities		—	—
Net increase (decrease) in unrestricted and restricted cash and cash equivalents		155,659	(30,098)
Unrestricted and restricted cash and cash equivalents—beginning of period		90,608	154,487
Unrestricted and restricted cash and cash equivalents—end of period		$246,267	$124,389

(1) From page 5 of the Original Earnings Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANTAGE DRILLING INTERNATIONAL

Date:	August 12, 2022	By:	/s/ Douglas E. Stewart
Douglas E. Stewart Chief Financial Officer, General Counsel and Corporate Secretary